Exhibit 10.2.5
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Amendment No. 60 (CA) SOW: ☐ No ☑ Yes	Date: June 26, 2007
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STATEMENT OF WORK
FOR
CANADIAN VIRTUAL POINT OF PRESENCE ACCESS TO
NPAC/SMS PRODUCTION COMPUTER SYSTEM AND NPAC/SMS
DISASTER RECOVERY COMPUTER SYSTEM
UNDER

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Amendment No. 60 (CA) SOW: ☐ No ☑ Yes	Date: June 26, 2007
AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION
CENTER / SERVICE MANAGEMENT SYSTEM

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes
STATEMENT OF WORK NO. 60 (CA)
UNDER
AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER /
SERVICE MANAGEMENT SYSTEM
Canadian Virtual Point of Presence Access to NPAC/SMS Production Computer
System and NPAC/SMS Disaster Recovery Computer System
1. PARTIES
This Statement of Work No. 60(CA) (the “Statement of Work” or “SOW”) is entered into pursuant to Article 13 and Article 30 of, and upon execution shall be a part of, the Contractor Services Agreement for Number Portability Administration Center/Service Management System (the “Master Agreement”) by and between NeuStar, Inc., a Delaware corporation (“Contractor”) and the Canadian LNP Consortium Inc., a corporation incorporated under the laws of Canada (the “Customer”).
2. EFFECTIVENESS
This Amendment shall be effective as of the 1st day of June, 2007 (the “Effective Date”) only upon execution of this SOW by Contractor and Customer. The number in the upper left-hand corner refers to this Amendment. Undefined capitalized terms used herein shall have the meanings ascribed by the Master Agreement.
3. ADDITIONAL SERVICES
3.1	Reason for this SOW
SOW37 provided for the establishment of a virtual point of presence (“VPOP”) in a central location in Mississauga, Ontario, Canada through which Canadian Users are able to connect from time to time to Contractor’s NPAC/SMS Data Center in Charlotte, North Carolina. SOW44 provided for the establishment of a VPOP in a central location in Montreal, Quebec, Canada through which Canadian Users are able to connect from time to time to Contractor’s NPAC/SMS Data Center in Sterling, Virginia. The Parties now intend to consolidate Contractor’s provision of access to the VPOPs under this Statement of Work. As a result, SOW 37 Revision 1 and SOW 44 are hereby terminated and replaced with this SOW.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes
Contractor’s agreement with [* * *], as the underlying provider of VPOP services, provides for an initial term of thirty six (36) months commencing on November 16, 2006. Contractor shall notify the Customer in writing, at least ten (10) Business Days prior to the effective date, of any extension, renewal or other modification of the existing terms with [* * *], and any other service terms with any other underlying provider with whom Contractor may enter into an agreement in substitution for the agreement with [* * *], regarding the VPOP services under this SOW. Notwithstanding the foregoing, Contractor shall not effect any such extension, renewal, or other modification, or enter into arrangements with any other underlying provider, to the extent any of the foregoing would impact any of Customer’s rights hereunder in any way, without obtaining Customer’s prior written consent.
3.2	Additional Services
The provisioning of the VPOPs by Contractor pursuant to this SOW comprises the Additional Services. The Additional Services set forth in this SOW are not Enhancements to the NPAC/SMS Software as defined under the Master Agreement.
Contractor shall procure, obtain, and deploy all necessary facilities, hardware, and software, as well as all required licenses, permits, consents, and other rights (the “Underlying Rights”) to establish (1) a VPOP in Montreal, Quebec, Canada that enables all Users to obtain circuit connectivity to the NPAC/SMS Production Computer System, currently in Sterling, Virginia, and (2) a VPOP in Mississauga, Ontario, Canada that enables all Users to obtain circuit connectivity to the NPAC/SMS Disaster Recovery Computer System, currently in [* * *]. Contractor shall be solely and fully responsible for all aspects of the provision of the VPOPs including, without limitation, space, equipment, management, Underlying Rights, and the responsibility for the delivery of User traffic between the Montreal VPOP and the NPAC/SMS Production Computer System and between the Mississauga VPOP and the NPAC/SMS Disaster Recovery Computer System. Contractor shall be responsible for providing diverse routes from each VPOP to the Production and Disaster Recovery Computer Systems respectively.
In order to access the VPOPs, Users will be required to bring their fractional T1 or higher circuit(s) to each VPOP, as further described below. Each VPOP shall have a capacity equal to eight (8) T1 ports (10 T1 ports if Customer exercises the Port Increase Election under Section 8.2). All Users connecting to the VPOPs must meet the requirements set forth in the Minimum Connectivity Requirements document issued by Contractor and approved by Customer. The point of demarcation between Users’ and Contractor’s networks shall be the Users’ connection to the VPOPs third party service provider’s patch

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Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes
panel (the “Patch Panel”). Users are responsible for their circuit up to such connection. Contractor shall be responsible for connecting its circuits to the VPOPs. For the avoidance of doubt, SLR-7 (SOA/LSMS Interface Availability (User)) as set forth in Exhibit G to the Master Agreement, applies from the User’s connection point to each of the VPOPs’ Patch Panel.
3.3	Limitations
The provision of the Additional Services set forth in this SOW does not convey any form or type of title or ownership in any real or personal property, including, but not limited to, any networks or any transmission or other facilities and equipment related to the VPOPs.
3.4	Non-Interference
Subject to and conditional upon Contractor’s provision of the Additional Services in accordance with this SOW and otherwise in accordance with the Master Agreement, Customer and Users agree that Users’ use of and connection to the VPOPs shall at all times be in accordance with the terms and conditions of this SOW and the Master Agreement, and that Users’ use of the VPOPs otherwise than in accordance with this SOW and the Master Agreement shall not cause any material negative interference with, or material negative impairment of, delivery of the Services by the Contractor to other Users.
4.	OUT OF SCOPE SERVICES
This SOW contains the agreed upon terms and conditions that shall govern Contractor’s performance of the Additional Services described herein. The Additional Services provided for in this SOW, and for which Contractor shall be compensated in accordance with Article 8 and Section 7.2, shall not be interpreted, implied, or assumed to include any other service(s) (hereinafter “Out of Scope Services”), which Out of Scope Services shall be provided in accordance with the Master Agreement and, specifically, Article 13, Additional Services.
5.	PROJECT SCHEDULE AND SOW TERM
Contractor shall provide the Additional Services contemplated under this SOW until the earlier of (a) November 15, 2009 and (b) termination or expiration of the Master Agreement (the “SOW Term”). This SOW will renew automatically on the same terms and conditions set forth herein at the then-current underlying costs (including any such

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Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes
costs that result in a Monthly Recurring Charge or Non-Recurring Fee) (and in accordance with Exhibit O of the Master Agreement) incurred by Contractor for the Additional Services, unless Customer provides notice of its intention not to renew this SOW no later than sixty (60) days prior to the expiration of the then-current SOW Term, and provided that Contractor notifies Customer of such underlying costs no less than one hundred twenty (120) days prior to such renewal date.
6.	COMPLETION AND ACCEPTANCE CRITERIA
The following internal documents are applicable to the Additional Services contemplated under this SOW:

N/A	Functional Requirements Specifications
N/A	Requirements Traceability Matrix
N/A	External Design
N/A	System Design
N/A	Detailed Design
N/A	Integration Test Plan
N/A	System Test Plan
N/A	Software Quality Assurance Program Report
✓	User Documentation
N/A	Software Configuration Management Plan
N/A	Standards and Metrics
7.	IMPACTS ON MASTER AGREEMENT
7.1	Applicable
The following portions of the Master Agreement are impacted by this SOW:

None	Master Agreement
None	Exhibit B Functional Requirements Specification
None	Exhibit C Interoperable Interface Specification
✓	Exhibit E Pricing Schedules
None	Exhibit F Project Plan and Test Schedule
None	Exhibit G Service Level Requirements
None	Exhibit H Reporting and Monitoring Requirements
None	Exhibit I Key Personnel
None	Exhibit J User Agreement Form

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Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes

None	Exhibit K External Design
None	Exhibit L Infrastructure/Hardware
None	Exhibit M Software Escrow Agreement
None	Exhibit N System Performance Plan for NPAC/SMS Services
✓	Exhibit O Statement of Work Cost Principles
7.2	Pricing Schedule
Upon the Effective Date, and continuing through the end of the SOW Term Schedule 1 (Service Element Fees/Unit Pricing) of Exhibit E (Pricing Schedules) of the Master Agreement shall be amended by inserting the following item under Category 2 (Per User/Per Request Charges) as follows:

VPOP access to both NPAC/SMS Production Computer System and NPAC/SMS Disaster Recovery Computer System	per month in accordance with SOW 60(CA) – 8 T1 Ports – 10 T1 Ports	USD$N/A USD$N/A	CDN$[* * *] CDN$[* * *]
The Parties acknowledge that the pricing set forth above may be subject to change in accordance with Exhibit O beyond the SOW Term.
8.	PRICING
8.1	Obligation
Upon execution of this SOW, Contractor shall be entitled to be compensated for the Additional Services described herein in the amount and on the terms and conditions described below. Such compensation shall be the obligation of each applicable User, as directed by the Customer. For the purposes of and in accordance with Section 23.3 of the Master Agreement (“Users’ Liability for Payments”), Additional Services, to the extent actually performed, shall be considered to be services performed prior to any such effective date of termination. Accordingly and notwithstanding any other provisions to the contrary in the Master Agreement or any exhibit attached thereto, but subject to

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes
Section 23.3 of the Master Agreement, in the event any amounts owed pursuant to this SOW remain outstanding upon any termination or expiration of the Master Agreement or this SOW, such amounts shall be immediately due and payable by the applicable User(s) as provided for herein.
8.2	Election
No later than sixty (60) days prior to the expiration of the current SOW Term, Customer may elect to increase the number of T1 ports from eight to ten per VPOP by submitting written notification (the “Port Increase Election”) to Contractor clearly identifying its election under this Section 8.2. The exercise of the Port Increase Election will result in changes to Schedule 1 of Exhibit E to the Master Agreement as set forth in Section 7.2 above and the compensation requirements set forth in Section 8.3 below.
8.3	Compensation
(a)	Generally
The Parties acknowledge and agree that the pricing for the Additional Services has been derived and calculated in material compliance with Exhibit O of the Master Agreement. Subject to Article 5, the pricing for the Additional Services performed by Contractor shall be equal to a monthly recurring charge (the “Monthly Recurring Charge”), as more specifically set forth in Section 8.3(c). If Customer makes the Port Increase Election in accordance with Section 8.2 above, then the pricing shall additionally include a nonrecurring fee (the “Non-Recurring Fee”), as more specifically set forth in Section 8.3(b).
(b)	Non-Recurring Fee
Upon Customer’s exercise of the Port Increase Election, the Non-Recurring Fee shall be equal to [* * *] Canadian Dollars and [* * *] Cents (CA$[* * *]), which Non-Recurring Fee covers the addition of two (2) T1 ports at each VPOP location (Montreal and Mississauga) over the number of ports previously provided under SOW 37 Revision 1 and SOW44 (i.e. eight (8) ports per VPOP). The Non-Recurring Fee will be billed in the month following the month in which the installation of the additional T1 ports at each VPOP site is complete
(c)	Monthly Recurring Charge

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Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes
The Monthly Recurring Charge shall equal [* * *] Dollars and [* * *] Cents (CA$[* * *]). Upon Customer’s exercise of the Port Increase Election, the Monthly Recurring Charge shall equal [* * *] Dollars (CA$[* * *]), and shall be paid each month during which the VPOPs are available, beginning the first full month after the VPOPs, with the two additional T1 ports at each VPOP site, are first made available to Users. A true-up in User billing between the current SOW 37 Revision 1 and SOW 44 and the charges under this SOW 60(CA) charges will occur as set forth in Section 8.4 below.1
(d)	Miscellaneous
Neither the Non-Recurring Fee nor the Monthly Recurring Charge include costs and charges related to bringing User’s circuit to the point of demarcation described in Section 3.2 of this SOW, which costs and charges are the sole responsibility of the User. Both the Non-Recurring Fee and the Monthly Recurring Charge shall be allocated and invoiced among Users in accordance with the Allocation Model delivered by the Customer to the Contractor. Notwithstanding the foregoing, Customer shall have the right to direct Contractor to deviate from the Allocation Model upon thirty (30) days prior written notice.
8.4	User Billing True-Up
This SOW 60(CA): (a) combines the two VPOP services that are the subject of SOW 37 Revision 1 and SOW 44 into a single SOW; (b) reflects the VPOP/NPAC Data Center circuit rearrangements effective February 1, 2007; and (c) provides for the addition of two (2) additional T1 ports at each of the VPOP sites, upon Customer’s election. As a result of the circuit rearrangement, the Monthly Recurring Charge to Users for VPOP services decreased effective February 1, 2007. With the installation of the two (2) additional T1 ports at each VPOP site, if elected, the Monthly Recurring Charge will increase. These changes to the Monthly Recurring Charges are summarized below:
•	CA$[* * *], through 1/31/07 under SOW 37 Revision 1 and SOW 44

[1]	The Non-Recurring Fee and the Monthly Recurring Charge are not subject to the annual conversion rate adjustment required under the Amending Agreement, effective March 31, 2003 of the Master Agreement, as implemented in SOW46 (Annual Update to Conversion Factor) because the amounts set forth for each are billed by the provider in Canadian Dollars.

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Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes
•	CA$[* * *], effective 2/1/07 due to circuit changes

•	CA$[* * *], after 2 ports are added to each VPOP site as a result of Customer’s election of the Port Increase Election.
Effective the month following the signature of this SOW 60(CA), the reduction of Monthly Recurring Charges due to the February 1, 2007 circuit rearrangement will be effective retroactively and a credit issued as directed by Customer. Effective the month following the availability of two additional T1 ports at each VPOP site, the Monthly Recurring Charge will be adjusted once more and invoiced, along with the
CA$[* * *] Non-Recurring Fee for the additional ports, as directed by Customer.
8.5	Payment
Contractor shall prepare invoices in accordance with the Master Agreement invoicing, which may include invoicing for charges under other Statements of Work agreed to pursuant to Article 13 of the Master Agreement, on the last day of a calendar month and shall send such invoice to each User for the amount of its User charges. Contractor shall include a summary of the charges under this SOW in the monthly billing report issued to the Customer. All invoices shall be due and payable within forty-five (45) days of the date of the invoice. Late payments will be subject to a one and one-quarter percent (1.25%) interest charge per month, or, if lower, the maximum rate permitted by law.
8.6	Disputes
Any billing disputes shall be promptly presented to Contractor in reasonable detail, in writing. Any requests for adjustment shall not be cause for delay in payment of the undisputed balance due. User may withhold payment of any amounts which are subject to a bona fide dispute; provided it shall pay all undisputed amounts owing to Contractor that have been separately invoiced to User. If re-invoice occurs following the forty-five (45) day payment schedule, then such invoice for the undisputed amount shall be paid within ten (10) business days of receipt by User. User and Contractor shall seek to resolve any such disputes expeditiously, but in any event within less than thirty (30) days after receipt of notice thereof. All disputed amounts ultimately paid or awarded to Contractor shall bear interest from the forty-fifth (45th) day following the original invoice date.
8.7	Taxes

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Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes
Each User is to remit to or reimburse Contractor for any taxes that it is obligated to pay by law, rule or regulation or under this SOW, the Master Agreement or its respective NPAC/SMS User Agreement.
8.8	Termination Costs
Customer shall be entitled to terminate this SOW at any time during the term of provision of the Additional Services under this SOW by Contractor, provided that, in the event of any such termination of this SOW, Users shall be entitled to re-connect their circuits in the same fashion, and under the same terms and conditions, as was the case prior to implementation of the VPOPs, and the Customer shall pay to Contractor the VPOP termination charges set forth herein (the “Termination Charges”) as a Non-Recurring Fee.
The Termination Charges shall equal the sum of (a) Seventy Five Percent (75%) of the “Annual Contract Value” for the current year in which the SOW is terminated (less any charges paid by the Customer during such year) and (b) Fifty Percent (50%) of the Annual Contract Value multiplied by the number of years remaining in the SOW Term (not including the current year), as may be amended or extended. For purposes of this Section 8.8, the Annual Contract Value of the current year shall equal the product of (a) twelve (12) (b) the Monthly Recurring Charge for the Additional Services.
Notwithstanding the foregoing, Contractor represents and warrants that the termination charges are the exact charges (without mark up or margin) payable by Contractor to its VPOP supplier in the event of termination by Contractor pursuant to its agreements with its supplier. Contractor agrees that if Contractor becomes entitled to any discount, rebate or other reduction from such termination charges, any such other discount, rebate or reduction shall be applied in favor of the Customer as a dollar for dollar reduction from the termination charges which may otherwise be, or have been, payable by Customer hereunder.
8.9	Termination Costs under SOW37
The Parties acknowledge that the original vendor (Lockheed Martin) for VPOP services under SOW 37 has yet to invoice NeuStar the termination charges referenced in Section 8.6 of SOW 37, and as a result, Contractor cannot ascertain if the original vendor is providing any discounts, rebates or other reductions from such termination charges. Contractor and Customer agree that Contractor shall use commercially reasonable efforts to ascertain the termination charges under Section 8.6 of SOW37. The Parties hereby

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes
agree that for purposes of calculating the termination charges under Section 8.6 of SOW37, the VPOP service was terminated after 19 months of services (i.e., from July 16, 2003 to February 20, 2005). Upon Contractor ascertaining the termination charges referred to in the immediately preceding sentence, Contractor shall prepare and deliver to the Customer an invoice in respect thereof, which Customer shall pay within forty-five (45) days of receipt.
9.	CONTINUATION OF MASTER AGREEMENT AND USER AGREEMENT
Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the date hereof, any reference in either the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit as modified and amended by this SOW. From and after the Amendment Effective Date, this SOW shall be a part of the Master Agreement and, as such, shall be subject to the terms and conditions therein.
10.	MISCELLANEOUS
10.1	Counterparts
This SOW may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
10.2	Entire Agreement
This SOW sets forth the entire understanding between the Parties with regard to the subject matter hereof and supersedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto.
[THIS SPACE INTENTIONALLY LEFT BLANK]

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 60 (CA)		Date: June 26, 2007
SOW:	☐ No
☑ Yes
IN WITNESS WHEREOF, the undersigned have executed and delivered this SOW:

CONTRACTOR: NeuStar, Inc.

Signature:	/s/ Michael O’Connor

Name:	Michael O’Connor

Title:	VP - Customer Relations

Date:	17 July 2007

CUSTOMER: Canadian LNP Consortium Inc.

Signature:	/s/ J. R. Sarazin

Name:	J. R. Sarazin

Title:	President

Date:	July 16/2007